TERMINATION OF AGREEMENTS
                           AND ASSIGNMENT OF ACCOUNTS


          THIS TERMINATION OF AGREEMENTS, made as of the 5th day of May, 1997 between Northtown Mall Partners, a California general partnership ("Borrower") and Northtown Associates, a Delaware general partnership and State of Wisconsin Investment Board, an independent state agency created pursuant to the laws of Wisconsin (collectively, "Lender").


                                    RECITALS

          Borrower and Lender are parties to (i) a Loan agreement dated March 15, 1991, between Borrower and Lender, providing for a loan of up to $58,000,000 to Borrower (the "Loan Agreement"), (ii) a Tax and Insurance Premium Deposit Agreement dated March 15, 1991, among Norwest Bank Minnesota ("Agent"), Lender and Borrower, providing for a tax and insurance escrow (the "tax Escrow Agreement"), and (iii) a Reserve Account Deposit Agreement dated March 15, 1991, among Agent, Lender and Borrower, providing for deposit with Agent of certain monies (the "Deposit Agreement"). The account created pursuant to the Tax Escrow Agreement is Norwest Bank account #12628300 (the "Tax Account"). The account created pursuant to the Deposit Agreement is Norwest Bank account #12628400 (the "Reserve Account").

          The parties have agreed to terminate the Loan Agreement, Tax Escrow Agreement and Deposit Agreement.

          NOW, THEREFORE, the parties hereby agree as follows:

          1. The Loan Agreement, Tax Escrow Agreement and Deposit Agreement are hereby terminated. The December 19, 1996, letter from William McCarthy on behalf of Borrower, instructing Agent not to make disbursements from the Reserve Account, is revoked.

          2. All of Borrower's right, title and interest in the Tax Account and the Reserve Account are assigned to Lender. Agent is authorized and instructed to (i) wire all funds in the Reserve Account to the account designated on Exhibit A hereto, and (ii) wire all funds in the Tax Account to an account (the "New Tax Account") established for Lender or Northtown LLP, a Minnesota limited liability partnership in which the sole partners are Lender, with the New Tax Account to be identified to Agent by statement from Faegre & Benson. All interest earned on but not posted to the Tax Account or the Reserve Account when the aforesaid wirings are made shall be wired to the New Tax Account when it is posted by Agent.

          3. Prior to the wiring referred to in the first sentence of Section 2 hereof, Agent may deduct from the Tax Account and the Reserve Account its final fees relating to those accounts.

          4. This Agreement may be signed in separate counterparts which, taken together, constitute a single agreement.

          IN WITNESS WHEREOF, the parties hereto have caused these presents to be made as of the day and year first above stated.

                              NORTHTOWN MALL PARTNERS

                              By   Angeles Income Properties, Ltd. III,
                                   a California limited partnership, its
                                   general partner

                              By   Angeles Realty Corporation II,
                                   its general partner


                              By   /s/ Robert D. Long, Jr.
                                   Its Vice President

                              And  Angeles Income Properties, Ltd. IV, a
                              California limited partnership, its
                              general partner


                              By   Angeles Realty Corporation II,
                                   its general partner


                              By   /s/ Robert D. Long, Jr.
                                   Its Vice President


                              And Angeles Realty Corporation II, its general partner

                              By   /s/ Robert D. Long, Jr.
                                   Its Vice President




                              NORTHTOWN ASSOCIATES, a Delaware
                              general partnership

                              By   Northtown Mall I, B.V., its partner

                              By   US Alpha, Inc., its agent and
                                   attorney in fact


                              By   /s/ Raymond H. Bottorf
                                   Its President

                              And Northtown Mall II, B.V., its partner

                              By   US Alpha, Inc., its agent and
                                   attorney in fact


                              By   Raymond H. Bottorf
                                   Its President


                              STATE OF WISCONSIN INVESTMENT
                              BOARD


                              By   /s/ Charles R. Carpenter
                                   Assistant Investment Director
                                   Real Estate & Mortgages